UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2025

Culp, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Engish Rd 5th Floor
High Point, North Carolina		27262
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 889-5161

1823 Eastchester Drive
High Point, North Carolina, 27265

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.05 per share	CULP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This report and the exhibits attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “will,” “may,” “should,” “could,” “potential,” “continue,” “target,” “predict”, “seek,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, restructuring actions, production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring actions), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, ending cash balances and cash positions, borrowing capacity, investments, potential acquisitions, cash and non-cash restructuring and restructuring-related charges, expenses, and/or credits, net proceeds from restructuring related asset dispositions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, demand for home furnishings products, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currency in China can have a negative impact on our sales of products produced there. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the recent coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future performance of our business also depends on our ability to successfully restructure our mattress fabric operations and return the segment to profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission.

Many of these factors are macroeconomic in nature and are, therefore, beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from those described in this report and the exhibits attached hereto as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements included in this report and the exhibits attached hereto are made only as of the date of of this report. Unless required by United States federal securities laws, we neither intend nor assume any obligation to update these forward-looking statements for any reason after the date of this report to conform these statements to actual results or to changes in our expectations. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations or financial results.

Item 2.02 – Results of Operations and Financial Condition

On March 5, 2025, we issued a news release to announce our financial results for our third quarter ended January 26, 2025. A copy of the news release is attached hereto as Exhibit 99.1.

The information set forth in this Item 2.02 of this Current Report, and in Exhibit 99.1, is intended to be “furnished” under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The news release contains adjusted income statement information for the three and nine month periods ending January 26, 2025, and January 28, 2024, respectively, which disclose adjusted loss from operations, a non-U.S. GAAP performance measure that eliminates items which are not expected to occur on a recurring or regular basis. For the three and nine month periods ending January 26, 2025, these items include, as applicable for the period presented, restructuring related charges and restructuring expense associated with the gradual discontinuation of the mattress fabrics manufacturing operations in Quebec, Canada, the process of selling the facility located in Quebec, Canada, and the relocation of certain equipment from Quebec, Canada, to Stokesdale, North Carolina; restructuring expense associated with consolidation of the mattress fabrics sewn cover operation in Haiti from two buildings into one building; restructuring expense associated with moving equipment from our upholstery fabrics operation located in Knoxville, Tennessee to our upholstery fabrics distribution center located in Burlington, N.C.; and restructuring expense associated with the rationalization of the upholstery fabrics finishing operation located in Shanghai, China. For the three and nine month period ending January 28, 2024, these items include, as applicable for the period presented, restructuring-related credits, restructuring related charges, and restructuring expense associated with the discontinued production of cut and sewn upholstery kits in Ouanaminthe, Haiti. The company has included this adjusted information in order to show operational performance excluding the effects of items not expected to occur on a recurring or regular basis. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. Management believes this presentation aids in the comparison of financial results among comparable financial periods. Management uses adjusted income statement information in evaluating the financial performance of our overall operations and business segments. Also, adjusted income statement information is used as a performance measure in our incentive-based executive compensation program. We note, however, that this adjusted income statement information should not be viewed in isolation or as a substitute for loss from operations calculated in accordance with U.S. GAAP.

The news release contains disclosures about our net debt, which is a non-U.S. GAAP liquidity measure that we define as cash and cash equivalents (which we sometimes refer to as “cash”) plus investments that are available to fund operations minus the total amount of outstanding borrowings under our lines of credit or other debt instruments. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. We believe this non-GAAP measure is useful to investors as it provides a way to compare our cash or debt position across periods on a consistent basis, regardless of the impact of financing activities. Net debt should not be viewed in isolation by investors and should not be used as a substitute for GAAP measures of liquidity.

The news release contains disclosures about free cash flow, a non-U.S. GAAP liquidity measure that we define as net cash (used in) provided by operating activities, less cash capital expenditures and any payments on vendor-financed capital expenditures, plus any proceeds from sale of property, plant, and equipment, plus proceeds from note receivable, plus proceeds from the sale of investments associated with our rabbi trust, less the purchase of investments associated with our rabbi trust, and plus or minus the effects of foreign currency exchange rate changes on cash and cash equivalents, in each case to the extent any such amount is incurred during the period presented. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. Management believes the disclosure of free cash flow provides useful information to investors because it measures our available cash flow for potential debt repayment, stock repurchases, dividends, additions to cash and investments, or other corporate purposes. We note, however, that not all of the company’s free cash flow is available for discretionary spending, as we may have mandatory debt payments and other cash requirements that must be deducted from our cash available for future use. In operating our business, management uses free cash flow to make decisions about what commitments of cash to make for operations, such as capital expenditures (and possible financing arrangements for these expenditures), purchases of inventory or supplies, SG&A expenditure levels, compensation, and other commitments of cash, while still allowing for adequate cash to meet known future commitments for cash, such as debt repayment, and also for making decisions about dividend payments and share repurchases.

The news release contains disclosures about our Adjusted EBITDA, which is a non-U.S. GAAP performance measure that reflects net (loss) income excluding income tax expense (benefit), net interest income, and restructuring expense or credit and restructuring related charges or credits, as well as depreciation and amortization expense, and stock-based compensation expense. This measure also excludes other non-recurring charges and credits associated with our business, if and to the extent any such amount is incurred during the period presented. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. We believe presentation of Adjusted EBITDA is useful to investors because earnings before interest income and expense, income taxes, depreciation and amortization, and similar performance measures that exclude certain charges from earnings, are often used by investors and financial analysts in evaluating and comparing companies in our industry. We note, however, that such measures are not defined uniformly by various companies, with differing expenses being excluded from net income to calculate these performance measures. For this reason, Adjusted EBITDA should not be viewed in isolation by investors and should not be used as a substitute for net income (loss) calculated in accordance with GAAP, nor should it be used for direct comparisons with similarly titled performance measures reported by other companies. Use of Adjusted EBITDA as an analytical tool has limitations in that this measure does not reflect all expenses that are necessary to fund and operate our business, including funds required to pay taxes, service our debt, and fund capital expenditures, among others. Management uses Adjusted EBITDA to help it analyze the company’s earnings and operating performance, by excluding the effects of expenses that depend upon capital structure and debt level, tax provisions, and non-cash items such as depreciation, amortization and stock-based compensation expense that do not require immediate uses of cash.

The news release contains disclosures about return on capital employed for both the entire company and for individual business segments. We define return on capital employed as adjusted operating income (loss) (measured on a trailing twelve-month basis) divided by average capital employed (excluding intangible assets related to acquisitions at the divisional level only). Adjusted operating income (loss) excludes certain charges or credits that are not expected to occur on a recurring or regular basis, if applicable for the period presented. Average capital employed is calculated over rolling five fiscal periods, depending on which quarter is being presented. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. We believe return on capital employed is an accepted measure of earnings efficiency in relation to capital employed, but it is a non-U.S. GAAP performance measure that is not defined or calculated in the same manner by all companies. This measure should not be considered in isolation or as an alternative to net income (loss) or other performance measures, but we believe it provides useful information to investors by comparing the adjusted operating income (loss) we produce to the net asset base used to generate that income (loss). Also, adjusted operating income (loss) on a trailing twelve-months basis does not necessarily indicate results that would be expected for the full fiscal year or for the following twelve months. We note that, particularly for return on capital employed measured at the segment level, not all assets and expenses are allocated to our operating segments, and there are assets and expenses at the corporate (unallocated) level that may provide support to a segment’s operations and yet are not included in the assets and expenses used to calculate that segment’s return on capital. Thus, the average return on capital employed for the company’s segments will generally be different from the company’s overall return on capital employed. Management uses return on capital employed to evaluate the company’s earnings efficiency and the relative performance of its segments.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On March 5, 2025, the Board of Directors (the "Board") of Culp, Inc. (the "Company") adopted resolutions expanding the size of the Board from seven to eight and elected William L. Tyson as a director to fill the vacancy created by the expansion in the size of the Board, effective immediately. Mr. Tyson brings to the Company over 30 years of experience in investment banking and capital markets, and has served in executive leadership and strategic growth roles for some of the largest banks and financial institutions in the country.

Mr. Tyson served as head of Mergers & Acquisitions within the Investment Banking Group of Fifth Third Capital Markets from 2021 until his retirement in December 2024. In that role, Mr. Tyson was responsible for the strategic direction of the M&A and Investment Banking platform within the Capital Markets division of Fifth Third Bank as well as for driving Fifth Third Bank's capital markets non-organic growth strategy. Mr. Tyson previously served as Executive Vice President, Co-head of Capital Markets for Fifth Third Bank from 2017 to 2021 and as Senior Vice President, Co-head of Capital Markets from 2016 to 2017. Mr. Tyson served as Senior Managing Director and

Co-head of Investment Banking and in various other leadership roles over the course of his approximately 18-year tenure with BB&T Capital Markets (and its predecessor, Scott & Stringfellow). Prior to that, Mr. Tyson headed Wheat First Butcher Singer's Furnishings, Consumer and Industrial Growth Industry Practices and served as a Vice President with Wachovia Corporation.

The Board has appointed Mr. Tyson to serve as a member of the Board's Audit, Corporate Governance and Nominating, and Compensation Committees. The Board affirmatively determined that Mr. Tyson is independent under the Company's Corporate Governance Guidelines and all applicable rules of the New York Stock Exchange and the U.S. Securities and Exchange Commission ("SEC"), including with respect to his Compensation Committee and Audit Committee membership. There are no family relationships between Mr. Tyson and any other director or executive officer of the Company nor are there any transactions between Mr. Tyson or any member of his immediate family and the Company of any of its subsidiaries that would be reportable as a related party transaction under the rules of the SEC. Further, there is no arrangement or understanding between Mr. Tyson and any other persons or entities pursuant to which Mr. Tyson was appointed as a director of the Company.

Mr. Tyson will receive compensation as a director of the Company consistent with that paid to other non-employee directors of the Company. As such, Mr. Tyson is entitled to receive an annual cash retainer of $55,000. In addition, non-employee directors of the Company are entitled to receive an annual equity grant of time-based restricted stock units under the Company's Amended and Restated Equity Incentive Plan with a grant date fair value of $55,000. The restricted stock units will vest on the next annual meeting of shareholders of the Company following the grant of units, subject to Mr. Tyson's continued service on the Board.

A copy of the Company's press release relating to Mr. Tyson's election is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, as amended.

Item 7.01 Regulation FD Disclosure

On March 5, 2025, we posted a restructuring presentation to our website at https://culpinc.gcs-web.com/ (the "Restructuring Presentation"). A copy of the Restructuring Presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. We expect to use the Restructuring Presentation from time to time, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts, and others.

The information contained in the Restructuring Presentation is summary information that should be considered within the context of the company's filings with the Securities and Exchange Commission ("SEC") and other public announcements the company may make by press release or otherwise from time to time. The Restructuring Presentation speaks only as of the date of this Current Report on Form 8-K. We undertake no duty or obligation to publicly update or revise the information contained in the Restructuring Presentation, including, without limitation, any targets, estimates, goals, or other forward-looking statements, although we may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

The Restructuring Presentation contains statements intended as "forward-looking statements" that are subject to the cautionary statements about forward-looking statements set forth on page 2 of the Restructuring Presentation. By furnishing the information contained in this Current Report on Form 8-K, including Exhibit 99.3, we make no admission as to the materiality of any such information.

The information in this Current Report on Form 8-K, including Exhibit 99.3, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 (d) – Exhibits

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	News Release dated March 5, 2025

99.2	News Release dated March 5, 2025 - Culp Elects New Member to Board of Directors

99.3	Restructuring Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CULP, INC. (Registrant)

By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

Dated March 5, 2025